UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234

(State or other juris-	(Commission	(IRS Employer
diction of incorporation	File Number)	Identification No.)

One Technology Way, Norwood, MA	02062

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Form of Stock Option Confirming Memorandum Grant (executice officers)
Ex-10.2 Form of Stock Option Confirming Memorandum Grant (directors)

Item 8.01. Other Events

From time to time, Analog Devices, Inc. (the “Company”) makes stock option awards to its directors and executive officers, including its Named Executive Officers, pursuant to its shareholder approved 1998 Stock Option Plan, as amended (the “Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Form 10-K for the fiscal year ended November 2, 2002 (File No. 1-7819). Stock options granted pursuant to this Plan to the Company’s executive officers, including its Named Executive Officers, are evidenced by a Stock Option Confirming Memorandum Grant of Non-Qualified Stock Option substantially in the form attached hereto as Exhibit 10.1. Stock options granted pursuant to this Plan to the Company’s directors are evidenced by a Stock Option Confirming Memorandum Grant of Non-Qualified Stock Option substantially in the form attached hereto as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits

(c) The following are filed as exhibits to this report:

10.1	Form of Stock Option Confirming Memorandum Grant of Non-Qualified Stock Option for executive officers, including Named Executive Officers, pursuant to the Analog Devices, Inc. 1998 Stock Option Plan, as amended.

10.2	Form of Stock Option Confirming Memorandum Grant of Non-Qualified Stock Option for directors pursuant to the Analog Devices, Inc. 1998 Stock Option Plan, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004	ANALOG DEVICES, INC.

	By:	/s/ Joseph E. McDonough

Joseph E. McDonough
Vice President-Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Confirming Memorandum Grant of Non-Qualified Stock Option for executive officers, including Named Executive Officers, pursuant to the Analog Devices, Inc. 1998 Stock Option Plan, as amended.

10.2	Form of Stock Option Confirming Memorandum Grant of Non-Qualified Stock Option for directors pursuant to the Analog Devices, Inc. 1998 Stock Option Plan, as amended.